                                                                    EXHIBIT 10.2
                             EMPLOYMENT AGREEMENT
                             --------------------

          This Employment Agreement (this "Agreement") is made as of August 24,
                                           ---------
1999 by and among U.S. Audiotex Corporation, a Delaware corporation (the "Company") and Kenneth Stern ("Executive").
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                                   RECITALS
                                   --------

          WHEREAS, Executive has been previously employed by U.S. Audiotex, LLC (the "LLC") pursuant to a written employment agreement dated as of July 8, 1996,
      ---
and subsequently amended as of January 23, 1998 (the "LLC Agreement");
                                                      -------------

          WHEREAS, contemporaneously with this Agreement, the LLC and the Company have entered into an agreement of merger;

          WHEREAS, the Company desires to employ Executive to serve as President and a member of the Board of Directors (the "Board") of the Company on the terms
                                             -----
and conditions herein provided; and

          WHEREAS, Executive desires to become an employee of the Company on the terms and conditions herein provided:

          NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1.   Employment. The Company hereby employs Executive, subject to the
               ----------
terms and conditions herein provided. During the Employment Period (as defined in Section 8.1 hereof), Executive (unless he is terminated or voluntarily retires) shall faithfully and diligently perform his duties under this Agreement and shall use his best efforts to promote the interests of the Company.

          This Agreement shall supercede and replace the LLC Agreement as of the Commencement Date hereof, provided that, in the event that the Company does not consummate an initial public offering within one (1) year after the Commencement Date, this Agreement shall be deemed terminated as of that date, and Executive's employment thereafter shall be pursuant to the terms and conditions of the LLC Agreement, for the remainder of the term of the LLC Agreement.

          Executive shall be appointed to the Board for the duration of the Employment Period, contingent upon continued ownership or control by Executive and U.S. Audiotex, Inc. of a combined total of at least ten percent (10%) of the Company's authorized and outstanding common shares.

          The Executive's principal place of employment shall be located in or around San Ramon, California.

          2.   Term. Subject to the terms and conditions hereof, the initial
               ----
term of employment of Executive by each Company under this Agreement shall be for the period commencing on the date hereof (the "Commencement Date") and
                                                   -----------------
expiring when terminated as provided in Section 8 hereof (the "Expiration
                                                               ----------
Date").
----

          3.   Executive's Obligations.
               -----------------------

          Executive shall serve as President of the Company with such powers and responsibilities as are customarily accorded to a president in companies of comparable size within the same or similar industry. In his capacity as President of the Company, Executive shall report directly to the Chief Executive Officer of the Company. Executive shall at all times comply with and be subject to the Company's policies, procedures, directives and regulations as established by the Company from time to time. Executive accepts such employment, responsibility and authority and agrees to perform the services of President of the Company and such other services as shall from time to time be reasonably assigned to him by or pursuant to authorization of the Board, and agrees to devote all of his working time, skill and attention to such services.

          Notwithstanding the foregoing, the parties agree that the Executive may continue the educational, charitable and community activities (including membership on the board of educational, charitable or community organizations) in which he is engaged on the date hereof and may engage in other educational, charitable and community activities (including membership on the board of educational, charitable or community organizations) and serve on boards of directors of other companies provided such activities do not materially interfere with the performance of his duties to the Company.

          4.   Executive's Compensation and Benefits. During the Employment
               -------------------------------------
Period, as full compensation to the Executive for his performance of the services hereunder and for his acceptance of the responsibilities described herein, the Company agrees to pay the Executive, and the Executive agrees to accept, the following salary and other benefits:

          4.1  Base Salary. During the Term of this Agreement, the Company
               -----------
shall pay the Executive a salary at the annual rate of $215,000. The Board or the compensation committee of the Board (the "Compensation Committee") shall
                                              ----------------------
periodically review Executive's base salary on an annual basis beginning on the first anniversary of this Agreement and may increase but not decrease such base salary, from time to time, in their sole discretion. The base salary due the Executive hereunder (the "Base Salary") shall be payable in accordance with the
                          -----------
Company's standard payment policy, less any amounts required to be withheld by the Company from such Base Salary pursuant to the benefit plans in which Executive participates pursuant to Sections 4.3 and 4.4 and applicable laws and regulations.

          4.2  Bonus. (a) The Executive shall be entitled to a minimum annual
               -----
bonus of $100,000, payable annually. (b) The Executive shall also be eligible to receive further annual bonuses at the discretion of, and in the amounts and at the times determined by, the Compensation Committee.

          4.3  Maintenance of Prior Benefits. The benefits provided to Executive
               -----------------------------
by the LLC during the term of the LLC Agreement shall be continued without modification or reduction, unless agreed to in writing by Executive and the Company.

          4.4  Other Benefit Plans. Subject to all eligibility requirements, to
               -------------------
Section 4.3 hereof, and to the extent permitted by law, the Executive shall be entitled to participate in any and all employee benefit plans (including, but not limited to, retirement, life insurance, medical, dental, disability, and savings plans) established or maintained by the Company from time to time for the benefit of their employees (or executives) in general. This Section shall not be interpreted so as to require the Company to duplicate benefits already provided as per Section 4.3 hereof.

          4.5  Vacation. The Executive shall be entitled to four weeks paid
               --------
vacation per annum.

          4.6  Shareholder Rights. If, at any time, Imperial is granted "piggy-
               ------------------
back" registration rights with respect to its shares of the Company's common stock, Executive and U.S. Audiotex, Inc. shall, at such time, be granted "piggy-back" registration rights similar to those granted to Imperial, subject to customary underwriters carve-backs and a carve-back in proportion to such shares sold by Imperial, if any. Executive and U.S. Audiotex, Inc. shall have "tag-along" rights, on a proportionate basis, on any sales of Company shares by Imperial prior to consummation of an initial public offering by the Company.

          5.   Reasonable Expenses. The Company will reimburse the Executive for
               -------------------
all reasonable business expenses, including travel and lodging, which are properly incurred by him in the performance of his duties hereunder, upon presentation of proper vouchers therefor and in accordance with written policies established from time to time by the Company for such reimbursements.

          6.   Assistance. Executive shall make himself reasonably available,
               ----------
upon the request of the Company, to testify or otherwise assist in litigation, arbitration, or other disputes involving the Company, or any of its officers, directors, employees, subsidiaries or affiliates, during the Employment Period and at reasonable times and locations following the termination of this Agreement.

          7.   Covenant Not to Compete.
               -----------------------

          7.1  General Covenant. During the Employment Period and for a period
               ----------------
of one year after the termination of this Agreement (the "Non-Compete Period"),
                                                          ------------------
except in pursuit of his services as an officer and employee of the Company, Executive shall not, either individually or as a partner, joint venturer, consultant, shareholder, member or Representative (as defined below) of another Person (as defined below) or otherwise, directly or indirectly, participate in, engage in, or have a financial or management interest in, promote, or assist any other Person in any business operation or any enterprise if such business operation or enterprise engages, or would engage, in a Restricted Business in a Restricted Area; provided, however,
                                                             --------  -------
the Executive may own up to one percent of the outstanding equity securities of any Person.

          For purposes of this Section 7.1: "Person" means an individual, a
                                             ------
partnership, a limited liability company, a joint venture, a corporation, a trust, an unincorporated organization, a division or operating group of any of the foregoing, a government or any department or agency thereof or any other entity.

          "Representative" means any officer, director, principal, agent,
           --------------
employee, consultant or other representative of a Person.

          "Restricted Business" means any business involved in the processing of
           -------------------
payments to government entities or any other business in which the Company is actively engaged on the date of termination of the Employment Period.

          "Restricted Area" means any country in which the Company or its
           ---------------
subsidiaries conducts a Restricted Business on the date of termination of the Employment Period.

          7.2  Nonsolicitation. During the Non-Compete Period and for a period
               ---------------
of one year following termination of this Agreement, Executive shall not, directly or indirectly (i) employ or seek to employ any person who is at the date of termination of this Agreement, or was at any time within the six-month period preceding the date of termination of this Agreement, an officer, general manager or director or equivalent or more senior level employee of the Company, their subsidiaries or affiliates or otherwise solicit, encourage, cause or induce any such employee of the Company, its subsidiaries or affiliates to terminate such employee's employment with the Company, its subsidiaries or affiliates for the employment of another company (including for this purpose the contracting with any person who was an independent contractor (excluding consultant) of the Company during such period) or (ii) take any action that would interfere with the relationship of the Company, its subsidiaries and affiliates with their respective suppliers and franchisees, except to the extent permitted by the Board.

          7.3  Enforcement. Executive agrees that all restrictions and
               -----------
agreements contained in this Section 7, including, without limitation, those relating to duration and restricted territory, are necessary and fundamental to the protection of the business of the Company, and are reasonable and valid, and all defenses to the strict enforcement thereof by Executive are hereby waived. Executive agrees that the remedy at law for any breach of this Agreement will be inadequate, and that the damages flowing from such breach are not readily susceptible to being measured in monetary terms. Accordingly, Executive agrees that upon breach of this Section 7, the Company shall be entitled to immediate injunctive relief and may obtain a temporary order restraining any threatened further breach. Nothing in this Agreement shall be deemed to limit the Company's remedies at law or in equity for any breach by Executive of any of the provisions of this Agreement that may be pursued or availed of by the Company. Nothing contained herein shall be construed as prohibiting the Company from pursuing any other remedies available to it for such breach or threatened breach, including the recovery of damages from the Executive.

          Although the restrictions contained in Sections 7.1 and 7.2 are considered by the parties to be fair and reasonable in the circumstances, it is recognized that restrictions of such nature may fail for technical reasons, and accordingly it is hereby agreed that if any of such restrictions shall be adjudged to be void or unenforceable for whatever reason, but would be valid if part of the wording thereof were deleted, or the period thereof reduced or the area dealt with thereby reduced in scope, the restrictions contained in Sections 7.1 and 7.2 shall be enforced to the maximum extent permitted by law, and the parties consent and agree that such scope or wording may be accordingly judicially modified in any proceeding brought to enforce such restrictions.

          Notwithstanding that the Executive's employment hereunder may be terminated as provided in Section 8, this Agreement shall continue in full force and effect insofar as is necessary to enforce the covenants and agreements of the Executive contained in this Section 7.

          8.   Term and Termination.
               --------------------

          8.1  Employment Period. The term of this Agreement shall be for seven
               -----------------
(7) years starting with the Commencement Date.

          8.2  Early Retirement. Executive shall have the right, in his sole
               ----------------
discretion, to elect to take early retirement at any time after the third anniversary of the Commencement Date. In the event that Executive makes such election, his base salary and minimum annual bonus (see Sections 4.1 and 4.2 hereof) shall continue without reduction or modification throughout the full term of this Agreement.

          8.3  Termination by the Company Without Cause. The Company may
               ----------------------------------------
terminate the Employment Period upon thirty (30) days' prior written notice to Executive for any reason. Upon termination of the Employment Period pursuant to this Section 8.3, neither the Company on the one hand, nor Executive, on the other hand, will have any liability or obligations to the other in respect of this Agreement, except that Executive shall be entitled to continue to receive, without modification or reduction (i) his full base salary and minimum annual bonus (see Sections 4.1 and 4.2 hereof) for the balance of the seven (7) year term of this Agreement, and (ii) his full benefits (see Sections 4.3 and 4.4 hereof) through December 31, 2002 or for a period of one (1) year from the date of termination, whichever is later. Executive shall also be entitled to retain his position on the Board for the balance of the Employment Period, contingent upon the continued ownership or control by Executive and U.S. Audiotex, Inc. of a combined total of at least ten percent (10%) of the Company's authorized and outstanding common shares. Executive agrees that the right to receive the benefits described in this Section 8.3 shall be full and adequate compensation to Executive for all damages Executive may suffer as a result of termination of his employment by the Company pursuant to this Section 8.3. Notwithstanding anything contained herein to the contrary: (A) the Company's obligations under this Section 8.3 shall be subject to Executive having executed and delivered an instrument to the Company irrevocably waiving and releasing the Company from any and all obligations or liabilities to Executive arising from or in connection with Executive's employment with the Company or the termination and claims Executive may have under federal, state or local statutes, regulations or ordinances or under any common law principles or breach of contract or the covenant of good faith and fair dealing, defamation, wrongful discharge, intentional infliction of emotional distress or promissory estoppel (the "Release and Waiver"); and (B) if the Company does not make the payments
 ------------------
described in this Section 8.3, Executive shall be released from

Executive's obligations under Sections 7.1 and 7.2 to the Company; provided,
                                                                   --------
however, that Executive shall not be so released if the sole reason for the
-------
Company's failure to make such payment is Executive's failure to execute and deliver to the Company the Release and Waiver.

          8.4  Death. If Executive dies during the first three (3) years of the
               -----
Employment Period, this Agreement shall automatically terminate and all obligations of the parties shall terminate effective as of the date of death. If Executive dies during the final four (4) years of the Employment Period, all obligations of the parties shall terminate effective as of the date of death, except that the Company's obligation to pay base salary and minimum bonus (see Sections 4.1 and 4.2 hereof) shall continue for the balance of the term of the Agreement without modification or reduction.

          8.5  Disability. If Executive becomes Disabled (as hereinafter
               ----------
defined) at any time during the Employment Period, the Company shall be entitled to terminate his employment upon written notice to Executive or a person acting on his behalf. In the event of such termination, Executive shall be released from any duties hereunder, and for the four (4) year period following such termination (but not beyond the end of the Employment Period) the Company shall be required to pay Executive the base salary and minimum annual bonus (see Sections 4.1 and 4.2 hereof). In such event, to the extent permitted by such plans, Executive shall also continue to participate in the employee benefit plans maintained by the Company in which Executive participates as of the date of termination for a period of one (1) year from the date of termination.

          For purposes of this Agreement, "Disabled" shall mean mental or
                                           --------
physical impairment or incapacity rendering Executive substantially unable to perform his duties under this Agreement for a period of longer than 180 days out of any 360 day period during the Employment Period. A determination of whether Executive is Disabled shall be made by the Company in its sole discretion upon its own initiative after obtaining certification from a duly licensed physician or upon request of Executive or a person acting on his behalf.

          8.6  Termination by the Company for Cause. The Company may terminate
               ------------------------------------
the Employment Period effective immediately upon written notice to Executive in the event of any of the following:

          (i) Executive's material breach of any material term or condition of this Agreement, such breach continuing unremedied for 30 days after written notice thereof from the Company specifying the acts constituting the breach and requesting that they be remedied, it being understood that issues with respect to the quality of Executive's performance or results thereof shall not be grounds for termination under this Section 8.6;

          (ii) Executive's

               (A) personal dishonesty, fraud, misappropriation, willful misconduct or breach of fiduciary duty, in each such case materially harmful to the Company's property, personnel or business operations, or materially damaging to the Company's relationships with its customers, clients or employees or materially detrimental to the goodwill of the Company; or

                 (B) intentional failure to perform the duties of his employment or his other obligations hereunder, or any continuing action by Executive materially detrimental to the goodwill of the Company or materially damaging to the Company's relationships with its customers, clients or employees, which non-performance or actions remain unremedied for 30 days after written notice thereof from the Company specifying in detail the non-performance or actions and requesting that they be remedied, it being understood that issues with respect to the quality of Executive's performance or results thereof shall not be grounds for termination under this Section 8.4;

          (iii) Executive's pleading guilty or no-contest to, or conviction of, a felony or a crime involving moral turpitude or fraud;

          (iv) misappropriation (or attempted misappropriation) of any of the Company's funds or property or of a business opportunity of the Company, including attempting to secure or securing any personal profit in connection with any transaction entered into on behalf of the Company;

          (v) Executive's conviction of any criminal offense involving dishonesty or breach of trust or money laundering, or Executive's agreement to enter into a pretrial diversion or similar program in connection with a prosecution for such offense;

          (vi) Executive's gross negligence in connection with the performance of Executive's obligations hereunder;

          (vii) Executive's excessive drunkenness, use of illegal drugs or abuse of any controlled substance; or

          (viii) Executive's excessive absenteeism not related to Executive's illness.

          Upon termination of the Employment Period pursuant to this Section 8.6, the Executive will be bound by the provisions of Section 7 and the Company will not have any liability to Executive in respect of this Agreement, including, without limitation, claims for damages or liability to the Company by Executive for compensation, severance payments and other benefits which would have accrued to Executive hereunder after termination; provided, however, that
                                                       --------  -------
all compensation, benefits and reimbursements accrued through the date of termination shall be paid to Executive at the times normally paid by the Company.

          8.7    Termination by Executive.
                 ------------------------

          8.7.1  Voluntary Termination. Executive may terminate the Employment
                 ---------------------
Period prior to the third anniversary of the Commencement Date upon one hundred and twenty (120) days' written notice to the Company and, upon such termination, the provisions of the last paragraph of Section 8.6 shall apply, except in the event that Executive terminates this Agreement pursuant to Section 8.7.2. Executive agrees, in connection with the termination of the Employment Period pursuant to this Section 8.7.1, not to publicly disclose his intent to resign.

          8.7.2  Termination for Good Reason. Executive may terminate the
                 ---------------------------
Employment Period at any time for Good Reason. "Good Reason" shall mean (i) a
                                                -----------
material change of Executive's duties and responsibilities as would render such duties and responsibilities inconsistent with those of a senior executive of the Company, (ii) a reduction in or failure to pay timely Executive's base salary, minimum annual bonus, or benefits, (iii) any relocation of the Executive's principal place of employment to a place 90 miles or more outside of San Ramon, California, and (iv) the Company's breach of any material term or condition of this Agreement; provided, however, that each of the reasons set forth in (i)
                --------  -------
through (iv) of the preceding sentence shall be identified in written notice thereof delivered by Executive to the Company specifying the nature of the reason and the Company shall have been afforded a period of thirty (30) days to respond to such notice and cure the condition set forth in such notice if capable of being cured. If Executive terminates this Agreement for Good Reason, the provisions of Section 8.3 shall apply and Executive will be bound by the provisions of Section 7.

          9.     Insurance. The Company will have the right at its own cost and
                 ---------
expense to apply for and secure in its own name, or otherwise, life, health or accident insurance or any or all of them covering Executive, and Executive agrees to submit to the usual and customary medical examination and otherwise to cooperate with the Company in connection with the procurement of any such insurance, and any claims thereunder.

          10.    Confidentiality; Books and Records; Company Property. Except in
                 ----------------------------------------------------
accordance with the provisions of this Agreement, during the Employment Period and thereafter, Executive shall keep secret and retain in strictest confidence, and shall not use for the benefit of Executive or others, all confidential matters and affairs relating to the Company. Upon any termination of this Agreement, Executive shall promptly deliver to the Company all confidential information theretofore supplied to him, and each copy thereof, whether in his possession or otherwise available to him, and shall certify in writing to the Company that all analysis, studies and other documents that discuss or analyze the business of the Company have been destroyed. All papers, books and records of every kind and description relating to the business and affairs of the Company, whether or not prepared by Executive, and all property owned by the Company shall be the sole and exclusive property of the Company and Executive shall surrender them to the Company upon request, during and after the Employment Period.

          11.    Miscellaneous.
                 -------------

          11.1   Notices. All notices, requests, demands and other
                 -------
communications which are required to be or may be given under this Agreement to any of the other parties shall be in writing and shall be deemed to have been duly given when (a) delivered in person, the day following dispatch by an overnight courier service (such as Federal Express or UPS, etc.) or (b) five days after dispatch by certified or registered first class mail, postage prepaid, return receipt requested, to the party to whom the same is so given or made:

          If to the Company,
          addressed to:            U.S. Audiotex Corporation
                                   18 Crow Canyon Court
                                   Suite 300
                                   San Ramon, CA  94583

                                   Attn:  Chief Executive Officer


          If to Executive,
          addressed to him at:     Kenneth Stern
                                   2328 Saddleback Drive
                                   Danville, CA 94506

          11.2   Amendments. This Agreement cannot be altered or otherwise
                 ----------
amended except pursuant to an instrument in writing signed by each of the parties.

          11.3   Assignment. Executive acknowledges that the services required
                 ----------
of Executive hereunder are personal and that Executive may not assign this Agreement or any rights or duties under this Agreement. The Company may not assign or otherwise transfer this Agreement to any other entity without the prior written consent of Executive, which consent shall not be unreasonably withheld.

          11.4   Entire Agreement. This Agreement contains the entire agreement
                 ----------------
between the parties with respect to the transactions contemplated herein and supersedes all previous written or oral negotiations, commitments and understandings.

          11.5   Counterparts. This Agreement may be executed in two or more
                 ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

          11.6   Headings. All headings are inserted for convenience of
                 --------
reference only and shall not affect the meaning or interpretation of any such provisions or of this Agreement, taken as an entirety.

          11.7   Severability. If and to the extent that any court of competent
                 ------------
jurisdiction holds any provision (or any part thereof) of this Agreement to be invalid or unenforceable, such holding shall in no way affect the validity or enforceability of the remainder of this Agreement, but shall be confined in its operation to the jurisdiction in which made and to the provisions of this Agreement directly involved in the controversy in which such judgment shall have been rendered.

          11.8   Governing Law. This Agreement shall be governed by and
                 -------------
construed in accordance with the laws of the State of California without reference to the conflicts of laws and principles thereof.

          11.9   Binding Effects. This Agreement shall be binding upon and inure
                 ---------------
to the benefit of the parties hereto and their respective successors, legal representatives and assigns.

          11.10  Acquisitions, Mergers, Etc. Nothing herein contained shall be
                 ---------------------------
construed to prevent or limit any acquisition, consolidation, or merger of the Company.

          11.11  Covenants, Etc. Executive hereby covenants, warrants and
                 ---------------
represents that (i) the execution of this Agreement and the discharge of his obligations hereunder will not breach or conflict with any other contract, agreement or understanding between Executive and any other party or parties; (ii) there are no agreements or arrangements, whether written or oral, in effect which would prevent Executive from rendering services to the Company during the term of this Agreement; (iii) Executive has not made and will not make any commitment to do any act in conflict with this Agreement; and (iv) the terms of this Agreement have been fully explained to him, that he understands the nature and extent of the rights and obligations provided under this Agreement, and that he has been given the opportunity to be represented by legal counsel in the negotiation and preparation of this Agreement. The Company hereby covenants, warrants and represents that (i) the execution of this Agreement and the discharge of its obligations hereunder will not breach or conflict with any other contract, agreement or understanding between the Company and any other party or parties; (ii) the execution and delivery of this Agreement have been duly and validly authorized by the Company; and (iii) this Agreement is binding upon and enforceable against the Company in accordance with its terms.

          11.12  Waiver. No consent or waiver, express or implied, by any party
                 ------
to or of any breach or default by another party in performance by the breaching party of its obligations under this Agreement shall be deemed or construed to be a consent or waiver to or of any breach or default by the breaching party in the performance by such breaching party of any other obligations of such breaching party under this Agreement. Failure on the part of any party to object to or complain of any act or failure to act of any of the other parties or to declare any of the other parties in default shall not constitute a waiver of any right or remedy or the ability to object or complain or to declare any default at any time in the future.

          11.13  Survival. The provisions of Sections 5, 6, 7, 8 and 10 shall
                 --------
survive the termination of this Agreement.

          11.14  Legal Fees. Each party will be responsible for their own legal
                 ----------
fees and costs of counsel incurred in connection with negotiation and preparation of this Agreement.

          11.15  Other Employment. Executive hereby represents and warrants to
                 ----------------
the Company that Executive is not prohibited from accepting employment with the Company by any non-competition or other restriction contained in any employment agreement with any other entity. Executive understands and agrees that any breach of this representation or warranty that results in Executive being prohibited from performing his duties under this Agreement will constitute a material breach for purposes of Section 8.6(i) this Agreement, and on or at any time after it is determined that Executive is so prohibited, the Company will be permitted to terminate Executive's employment pursuant to Section 8.6.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the day and year first above written.

                                    U.S. AUDIOTEX CORPORATION

                                    By: /s/ BRIAN NOCCO
                                       ________________________________
                                    Name:  Brian Nocco
                                    Title:  Director

                                     /s/ KENNETH STERN
                                    ___________________________________
                                    Kenneth Stern